UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2017

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38045	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 42nd Street, 16th Floor
New York, New York 10017
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 11, 2017, the Compensation Committee of the Board of Directors (the “Board”) of Neurotrope, Inc. (the “Company”) approved the following grants of options to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”): (i) to Dr. Susanne Wilke, Ph.D., the Company’s Chief Executive Officer, an option to purchase 62,500 shares of Common Stock, (ii) to Dr. Daniel Alkon, M.D., the Company’s President, an option to purchase 167,000 shares of Common Stock and (iii) to Mr. Robert Weinstein, the Company’s Chief Financial Officer, an option to purchase 18,945 shares of Common Stock. Each option grant has an exercise price of $19.62, which is equal to the price at which the Common Stock closed on April 11, 2017, as reported by The NASDAQ Capital Market, and shall vest in equal quarterly installments over a three-year period beginning on the date of grant. Each option grant is subject to a stock option agreement to be entered into by and between the Company and the optionee evidencing the granting of the options. Each option grant remains subject to approval of the Neurotrope, Inc. 2017 Equity Incentive Plan (the “Plan”) by the Company’s stockholders.

The option grants were made pursuant to the Plan, which was approved by the Board on March 9, 2017. Copies of the Plan and the form of stock option agreement thereto are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Plan.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1	Neurotrope, Inc. 2017 Equity Incentive Plan.
10.2	Form of Stock Option Agreement under the Neurotrope, Inc. 2017 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Date: April 14, 2017	By:	/s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer